Exhibit 10.1

EXECUTION COPY

THIRD RESTATEMENT AGREEMENT

This THIRD RESTATEMENT AGREEMENT, dated as of December 1, 2021 (together with the annexes hereto, this “Agreement”), amends and restates that (a) certain Fourth Amended and Restated Credit Agreement dated as of January 2, 2019 (as previously amended by that certain First Amendment to Credit Agreement and Incremental Amendment dated as of February 19, 2021 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among Gray Television, Inc., a Georgia corporation (the “Borrower”), the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), (b) that certain Second Amended and Restated Collateral Agreement dated as of January 2, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Collateral Agreement”) executed by the Credit Parties in favor of the Administrative Agent for the ratable benefit of itself and the other Secured Parties and (c) that certain Second Amended and Restated Guaranty Agreement dated as of January 2, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Guaranty Agreement”) executed by the Subsidiary Guarantors in favor of the Administrative Agent for the ratable benefit of itself and the other Secured Parties. Each of Wells Fargo Securities, LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., Regions Capital Markets, a division of Regions Bank and Truist Securities, Inc. acted as joint lead arrangers and joint bookrunners (such Persons in such capacities, the “Lead Arrangers”) with respect to this Agreement and the amendment and restatement of the Existing Credit Agreement in the form attached hereto as Annex A (the “Restated Credit Agreement”), the amendment and restatement of the Existing Collateral Agreement in the form attached hereto as Annex E (the “Restated Collateral Agreement”) and the amendment and restatement of the Existing Guaranty Agreement in the form attached hereto as Annex F (the “Restated Guaranty Agreement”) and the transactions contemplated by this Agreement (including the Restated Credit Agreement, the Restated Collateral Agreement and the Restated Guaranty Agreement).

Statement of Purpose

The Borrower has requested certain amendments to the Existing Credit Agreement, the Existing Collateral Agreement and the Existing Guaranty Agreement as described in this Agreement, including the Annexes hereto.

Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties in this Agreement and the other Loan Documents, the parties hereto (including, without limitation, any Person executing this Agreement as a “New Lender” that was not a “Lender” (as defined in the Existing Credit Agreement) immediately prior to the Restatement Effective Date (as defined below), each such Lender, a “New Lender”), agree to amend and restate the Existing Credit Agreement, the Existing Collateral Agreement and the Existing Guaranty Agreement, in each case as more particularly described herein. In connection with the transactions contemplated hereby, the parties hereto shall establish a new tranche of Term Loans (the “Term D Loans”) as more particularly described in the Restated Credit Agreement attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Restated Credit Agreement.

2.    Amendment and Restatement of Existing Credit Agreement.

(a)    Subject to the terms and conditions set forth in this Agreement, effective as of the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated in the form attached as Annex A hereto.

(b)    The Exhibits to the Credit Agreement are, effective as of the Restatement Effective Date, hereby deleted and replaced in their respective entireties by the corresponding Exhibits attached as Annex B-1 hereto.

(c)    The Schedules to the Credit Agreement are, effective as of the Restatement Effective Date, hereby deleted and replaced in their respective entireties by the corresponding Schedules attached as Annex B-2 hereto.

(d)    Attached hereto as Annex C is a schedule of the Lenders holding Initial Revolving Loan Commitments and the amount of each such Lender’s applicable Initial Revolving Loan Commitment as of the Restatement Effective Date.

(e)    Attached hereto as Annex D is a schedule of the Lenders with a Term D Loan Commitment and the amount of each such Lender’s applicable Term D Loan Commitment as of the Restatement Effective Date.

(f)    Subject to the terms and conditions set forth in this Agreement, effective as of the Restatement Effective Date, the Existing Collateral Agreement is hereby amended and restated in the form attached as Annex E hereto.

(g)    Subject to the terms and conditions set forth in this Agreement, effective as of the Restatement Effective Date, the Existing Guaranty Agreement is hereby amended and restated in the form attached as Annex F hereto.

3.    Conditions. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Restatement Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent and each Credit Party;

(b)    the Administrative Agent shall have received an executed signature page to this Agreement or written authorization directing the Administrative Agent to execute this Agreement on its behalf from Lenders that constitute Required Lenders (as defined in the Existing Credit Agreement), all of the Lenders identified on Annex C hereto having an Initial Revolving-2 Loan Commitment and all of the Lenders identified on Annex D hereto;

(c)    the Administrative Agent shall have received executed counterparts of the other Loan Documents (including, without limitation, the Restated Collateral Agreement, the Restated Subsidiary Guaranty and a Note in favor of each Lender who has requested a Note at least three (3) Business Days prior to the Restatement Effective Date), in each case, each executed by an Authorized Signatory of the signing Credit Party;

(d)    the Borrower shall deliver or cause to be delivered (i) a certificate, in form and substance satisfactory to the Administrative Agent and executed by the chief financial officer of the Borrower certifying that after giving effect to the making of any extension of credit on the Restatement Effective Date pursuant to this Agreement (including the Restated Credit Agreement) or any of the other Transactions, the Borrower and its Subsidiaries (on a consolidated basis) will be solvent (as determined in accordance with Section 4.1(w) of the Restated Credit Agreement) and (ii) one or more certificates, each in form and substance satisfactory to the Administrative Agent and executed by an Authorized Signatory of each applicable Credit Party (including, without limitation, an incumbency certification with respect to each Authorized Signatory to this Agreement), certifying that attached thereto are true, complete and correct copies of (A) the resolutions of the Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Agreement (including the Restated Credit Agreement) and the Loan Documents to which it is a party and each of the transactions contemplated hereby or thereby and (B) the articles or certificates of formation or incorporation (or the equivalent) and the bylaws or operating agreements (or the equivalent) of the Borrower and each Subsidiary Guarantor (and, which in the case of such articles or certificates of formation or incorporation (or the equivalent) shall be certified by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of such Credit Party as of a date that is no earlier than thirty (30) days prior to the Restatement Effective Date (or such earlier date as the Administrative Agent may determine in its sole discretion)) and (C) a certificate of good standing for each Credit Party issued by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of such Credit Party as of a date that is no earlier than thirty (30) days prior to the Restatement Effective Date (or such earlier date as the Administrative Agent may determine in its sole discretion);

(e)    the Administrative Agent shall have received the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    legal opinions of (A) Jones Day, corporate counsel to the Borrower and its Restricted Subsidiaries, (B) FCC counsel to the Borrower and its Subsidiaries and (C) such other legal opinions as may be reasonably requested by the Administrative Agent (which, in each case, shall be dated as of the Restatement Effective Date, addressed to the Lenders and the Administrative Agent and include customary reliance by successors and/or assigns of the Administrative Agent and each Lender);

(ii)    Uniform Commercial Code Lien, judgment and other applicable searches with respect to each Credit Party, as requested by the Administrative Agent;

(iii)    evidence that all Necessary Authorizations relating to the execution, delivery and performance of this Agreement (including the Restated Credit Agreement) and any other documents in connection therewith and the consummation of the transactions contemplated hereby and thereby have been obtained or made and are in full force and effect;

(iv)    true and complete copies of:

(A)     the audited consolidated balance sheets of each of (1) the Borrower and its Subsidiaries in each case as of December 31, 2018, December 31, 2019 and December 31, 2020 and each subsequent fiscal year ending at least ninety (90) days prior to the Restatement Effective Date and (2) the Project Matrix Targets in each case as of June 30, 2020 and June 30, 2021 and each subsequent fiscal year ending at least sixty (60) days prior to the Restatement Effective Date, together in each case of clauses (1) and (2) with the related audited consolidated statements of income or operations, stockholders’ equity and cash flows for each such fiscal year, together with the notes thereto, and in each case under clause (2) prepared on a carve-out basis that eliminates the results of operations, assets and liabilities of SpinCo (as defined in the Project Matrix Merger Agreement), the other SpinCo Entities (as defined in the Project Matrix Merger Agreement) and their Subsidiaries (as defined in the Project Matrix Merger Agreement);

(B)     the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as of the last day of each fiscal quarter (other than the last quarter of any fiscal year) ended March 31, 2021 and June 30, 2021, together with the related unaudited consolidated statements of operations for each such fiscal quarter and in each case of such statements of operations, including results for the fiscal year to date and comparisons to the corresponding fiscal year to date periods in each of the prior two fiscal years; and

(C)    any other financial statements, financial reports or other financial information received pursuant to the Project Matrix Merger Agreement by any Credit Party with respect to the Project Matrix Targets;

in each case of (A) and (B), prepared in accordance with GAAP subject, in the case of interim financial statements, to normal year-end audit adjustments and the appropriate absence of footnotes, and using the same accounting principles, policies, methods, practices, procedures, classifications, categories, estimates, judgments and assumptions as were used in preparing the financial statements set forth in clause (iv)(A) above;

(v)    pro forma consolidated balance sheets and related pro forma consolidated statements of operations of the Borrower and a reconciliation from net income to Operating Cash Flow for the two fiscal years most recently ended for which audited financial statements are provided and for the eight-quarter period ending on the last day of the most recent fiscal quarter (other than the last quarter of any fiscal year) ending at least forty-five (45) days before the Restatement Effective Date, in each case, prepared after giving pro forma effect to each element of the Transactions (including any required divestitures in connection with the Project Matrix Acquisition) and any previously announced acquisition and the other transactions related thereto in accordance with Regulation S-X under the Securities Act of 1933, as amended and including other adjustments reasonably acceptable to the Lead Arrangers, as if the Transactions and any such previously announced acquisition or related transactions had occurred on the last day of such eight quarter period (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements);

(vi)     projections prepared by management of the Borrower and its Subsidiaries for the term of the Term D Loan (and in a form substantially consistent with the projections provided to the Lead Arrangers prior to June 2, 2021 or such other form as is reasonably satisfactory to the Lead Arrangers);

(vii)    (A) a Beneficial Ownership Certification with respect to each Credit Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and (B) all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case that has been requested at least ten (10) Business Days prior to the Restatement Effective Date;

(viii)    UCC financing statements in proper form for filing for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the assets of the Project Matrix Targets;

(ix)    all certificates evidencing any certificated Capital Stock pledged to the Administrative Agent pursuant to the Collateral Agreement, together with duly executed blank and undated stock powers attached thereto; and

(x)    evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect or evidence the Liens created under the Security Documents in the assets of the Project Matrix Targets has been taken;

(f)    the Borrower shall have paid (A) to the Administrative Agent and Wells Fargo Securities, LLC for the account of themselves, the other Lead Arrangers and the Lenders, as applicable, all of the respective fees due to them on the Restatement Effective Date and any other accrued and unpaid fees or commissions due on the Restatement Effective Date, (B) all of the reasonable out-of-pocket fees and expenses of the Administrative Agent, the Lead Arrangers and their respective affiliates to the extent invoiced at least three (3) Business Days prior to the Restatement Effective Date (or as otherwise set forth in a funds flow approved by the Borrower), including without limitation, all reasonable and invoiced fees, charges and disbursements of counsel (or directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Restatement Effective Date, plus such estimate of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto on the Restatement Effective Date in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any document in connection with this Agreement;

(g)    the Administrative Agent and the Lead Arrangers shall have received evidence that (i) all of the existing Indebtedness of the Project Matrix Targets (other than Indebtedness permitted under Section 7.1 of the Restated Credit Agreement) has been, or substantially concurrently with the funding of the initial extensions of credit to be made on the Restatement Effective Date is being, fully repaid and all commitments thereunder shall have been terminated or cancelled (including receipt of customary payoff letters and release agreements with respect thereto) and all Liens securing obligations under each agreement or document governing such Indebtedness have been, or substantially concurrently with the funding of the initial extensions of credit on the Restatement Effective Date are being, released and (ii) on the Restatement Effective Date, immediately after giving effect to the Transactions, the Project Matrix Targets shall have no outstanding Indebtedness (other than the Obligations and Indebtedness permitted pursuant to Section 7.1 of the Restated Credit Agreement and the Project Matrix Merger Agreement or as agreed between the Borrower and the Lead Arrangers);

(h)    since May 3, 2021, there have not been any events, changes or occurrences or states of facts, that individually or in the aggregate, have had a Company Material Adverse Effect (as defined in the Project Matrix Merger Agreement);

(i)    the Project Matrix Acquisition and the other Transactions shall have been consummated substantially concurrently with the funding of the Term D Loan on the Restatement Effective Date, in each case in accordance with applicable law and in all material respects in accordance with the Project Matrix Merger Agreement, without giving effect to any amendments, waivers, modifications or consents thereunder that are materially adverse to the Lenders or the Lead Arrangers unless such amendments, waivers, modifications or consents are approved in writing by the Lead Arrangers (such approval not to be unreasonably withheld or delayed); provided that (i) any increase in the purchase price for the Project Matrix Acquisition shall be deemed to be not materially adverse to the Lenders so long as such increase in not funded with additional indebtedness or additional preferred stock, (ii) any reduction in the purchase price for the Project Matrix Acquisition of less than ten percent (10%) shall be deemed to be not materially adverse to the Lenders so long as such reduction of the total purchase price for the Project Matrix Acquisition is applied to reduce the Indebtedness financing the Project Matrix Acquisition on a dollar-for-dollar basis in a manner reasonably satisfactory to the Lead Arrangers and (iii) any amendment, waiver or other modification of (A) any of the definitions of “Company Material Adverse Effect”, “RemainCo Required Financial Information”, “End Date” or “Marketing Period”, in each case as set forth in the Project Matrix Merger Agreement, (B) Section 2.3 of the Project Matrix Merger Agreement or (C) the third party beneficiary rights and related provisions of the Project Matrix Merger Agreement applicable to the Lead Arrangers or the Lenders (or any of them), shall, in each case, be deemed to be materially adverse to the interests of the Lenders or the Lead Arrangers;

(j)    the Distribution (as defined in the Project Matrix Merger Agreement) and the other transactions related to the spin off of the SpinCo (as defined in the Project Matrix Merger Agreement) shall be consummated substantially concurrently with the funding of the Term D Loan on the Restatement Effective Date in accordance with applicable law and in all material respects in accordance with the terms of the Project Matrix Agreements, without giving effect to any amendments, waivers, modifications or consents thereunder that are materially adverse to the interests of the Lenders or the Lead Arrangers unless approved in writing by the Lead Arrangers, such approval not to be unreasonably withheld or delayed; provided that any reduction in the SpinCo Cash Payment (as such term is defined in the Project Matrix Separation and Distribution Agreement), other than in accordance with the terms of the Project Matrix Separation and Distribution Agreement (including, without limitation, Section 2.2 thereof), shall be deemed to be materially adverse to the Lenders or the Lead Arrangers.

(k)    each of the representations and warranties made by the sellers identified in the Project Matrix Merger Agreement, any Project Matrix Targets or any of their respective Subsidiaries or Affiliates or with respect to any Project Matrix Targets or their respective Subsidiaries or their respective businesses in the Project Matrix Merger Agreement that are material to the interests of the Lenders are true and correct, but only to the extent that the Borrower or its Affiliates have the right to terminate their respective obligations under the Project Matrix Merger Agreement or otherwise decline to close the Project Matrix Acquisition as a result of a breach of any such representations or warranties or as a result of any such representations or warranties not being accurate (in each case determined with regard to any notice requirement);

(l)    each of the representations and warranties set forth in each of the following Sections of the Restated Credit Agreement: first and third sentences of Section 4.1(a), Section 4.1(b), second and third sentences of Section 4.1(c) and Section 4.1(d)(ii) and (iii) (in each case with respect to Sections 4.1(b), 4.1(c) and 4.1(d)(ii) and (d)(iii), relating to the entering into and performance of the Loan Documents and the incurrence of Term D Loan), Section 4.1(n), Section 4.1(o), Section 4.1(w) (as of the Restatement Effective Date and after giving effect to the Transactions), Section 4.1(aa), Section 4.1(bb) (in each case with respect to Sections 4.1(aa) and 4.1(bb), with respect to the use of proceeds of the Term D Loan) and, subject to the limitations set forth below, Section 4.1(u) of Restated Credit Agreement are true and correct in all material respects (or if qualified by materiality or reference to Materially Adverse Effect, in all respects); and

(m)    no Event of Default under any of Sections 8.1(b), 8.1(g), 8.1(h) or 8.1(k) of the Existing Credit Agreement shall have occurred and be continuing both before and after giving effect to the Project Matrix Acquisition and any Indebtedness incurred in connection therewith (including, without limitation, the Term D Loan and the New Notes).

Notwithstanding anything to the contrary in this Section 3, (A) to the extent any security interest in any property of any Project Matrix Targets is not or cannot be perfected on the Restatement Effective Date (other than security interests that may be perfected solely by the filing of a financing statement under any applicable Uniform Commercial Code and the pledge and perfection of security interests in the Capital Stock required to be provided pursuant to the Loan Documents (in the case of the Project Matrix Targets, solely to the extent received by the Borrower, so long as the Borrower has used commercially reasonable efforts to obtain such certificates)) after the Borrower’s use of commercially reasonable efforts to do so or without undue burden or expense, then the perfection of such security interests shall not constitute a condition precedent to the availability of the Term D Loan on the Restatement Effective Date, but instead shall be required to be perfected after the Restatement Effective Date pursuant to Section 5.20 of the Restated Credit Agreement and (B) if the Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that the Project Matrix Targets constituting substantially all of the value of the assets of the Project Matrix Targets have been or will (within five (5) Business Days of the Restatement Effective Date (as such time period may be extended by the Administrative Agent in its sole discretion)) be merged into one or more Subsidiary Guarantors, pursuant to which each such Subsidiary Guarantor is the surviving Person (such mergers, collectively the “Project Matrix Restructuring”) then such Project Matrix Target shall not be required to enter into the Loan Documents on the Restatement Effective Date (it being acknowledged and agreed that the Administrative Agent’s receipt of (1) executed copies of agreements with respect to the Project Matrix Restructuring, (2) evidence of filing pre-clearance of the applicable merger documentation with respect to the Project Matrix Restructuring in each jurisdiction where filing pre-clearance is available and (3) evidence of the approval of the FCC or any other applicable Governmental Authority to the Project Matrix Restructuring, shall, collectively, be evidence in form and substance reasonably satisfactory to the Administrative Agent).

4.    Limited Effect. Except as expressly provided herein, the Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of any Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement, the Restated Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to any of the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Existing Credit Agreement or the Restated Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Restated Credit Agreement.

5.    Representations and Warranties. By its execution hereof, each Credit Party hereby certifies, represents and warrants that:

(a)     (i) it has the corporate power and authority to execute, deliver and perform this Agreement (including the Restated Credit Agreement and the other Loan Documents entered into in connection with this Agreement), (ii) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement (including the Restated Credit Agreement and the other Loan Documents entered into in connection with this Agreement), (iii) this Agreement and each of the Loan Documents executed in connection herewith has been duly executed and delivered on behalf of each Credit Party party hereto or thereto and (iv) this Agreement (including the Restated Credit Agreement and the other Loan Documents entered into in connection with this Agreement) constitutes a legal, valid and binding obligation of each Credit Party party hereto or thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b)    each of the representations and warranties made by it (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) in or pursuant to the Loan Documents (including the Restated Credit Agreement) are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Restatement Effective Date as if made on and as of the Restatement Effective Date (both before and after giving effect to the transactions contemplated hereby), except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date;

(c)    other than to the extent of any amendments, supplements or modifications thereto that have been provided to the Administrative Agent and certified by an Authorized Signatory of the Borrower to be true, correct and complete, (i) the Project Matrix Merger Agreement (together with the schedules, annexes and exhibits thereto) has not been amended, restated, supplemented or otherwise modified (other than as set forth in that certain Amendment and Consent dated as of October 6, 2021, by and among Meredith Corporation, an Iowa corporation, Meredith Holdings Corporation, an Iowa corporation, the Borrower, Grey Hawkeye Stations, Inc., a Delaware corporation and About, Inc., a Delaware corporation) since June 2, 2021 and (ii) the indenture governing the New Notes (together with the schedules, annexes and exhibits thereto) has not been amended, restated, supplemented or otherwise modified since November 9, 2021;

(d)    each of the conditions set forth in Section 2.14 of the Existing Credit Agreement with respect to an Additional Revolving Loan Facility (as defined in the Existing Credit Agreement) are satisfied with respect to the Initial Revolving Loan Facility set forth in the Restated Credit Agreement; and

(e)    each of the conditions set forth in Sections 2.18 of the Existing Credit Agreement with respect to an Extended Revolving Loan Commitment (as defined in the Existing Credit Agreement) are satisfied with respect to the Extended Revolving Loan Commitments set forth in the Restated Credit Agreement.

6.    New Lender Joinder. By its execution of this Agreement, each New Lender hereby acknowledges, agrees and confirms that, on and after the Restatement Effective Date:

(a)    it will be deemed to be a party to the Restated Credit Agreement as a “Lender” for all purposes of the Restated Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender, a Lender holding an Initial Revolving Loan Commitment or a Lender committing to provide, or holding, Term D Loans, as applicable, under the Restated Credit Agreement as if it had executed the Restated Credit Agreement;

(b)    it will be bound by all of the terms, provisions and conditions contained in the Restated Credit Agreement and the other Loan Documents;

(c)    it has received a copy of the Restated Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.1 or Section 6.2 of the Existing Credit Agreement and Section 3 of this Agreement, as applicable, and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Agreement and to become a Lender, a Lender holding an Initial Revolving Loan Commitment or a Lender committing to provide, or holding, Term D Loans, as applicable, under the Restated Credit Agreement;

(d)    it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Restated Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder;

(e)    it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, a Lender holding an Initial Revolving Loan Commitment or a Lender committing to provide, or holding, Term D Loans, as applicable; and

(f)    it will provide any additional documentation (including, without limitation, any Assignment and Assumption to be executed in connection with this Agreement) to evidence its status as a Lender, a Lender holding an Initial Revolving Loan Commitment or a Lender committing to provide, or holding, Term D Loans, as applicable, as of the Restatement Effective Date or as required to be delivered by it pursuant to the terms of the Restated Credit Agreement.

7.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

8.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

10.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

11.    Nature of Agreement. This Agreement shall be an Incremental Increase Amendment (as defined in the Existing Credit Agreement) and a Loan Document.

12.    Agreement Regarding Assignments. Notwithstanding anything to the contrary contained in the Restated Credit Agreement (including, without limitation, Section 11.5 thereof) or any other Loan Document, the Borrower hereby agrees that its consent shall not be required with respect to any assignment of any Term D Loans during the primary syndication of the Term D Loan Commitments and the Term D Loans (which shall include the period from the Restatement Effective Date to the ninetieth (90th) day following the Restatement Effective Date) to financial institutions that have been previously identified in the allocations for the Term D Loans that were provided by Wells Fargo Securities, LLC to the Borrower.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:	GRAY TELEVISION, INC., as Borrower

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Executive Vice President and Chief Financial Officer

Gray Television, Inc.

Third Restatement Agreement

Signature Page

SUBSIDIARY GUARANTORS:	WVLT-TV, INC.

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Vice President and Chief Financial Officer

GRAY TELEVISION LICENSEE, LLC

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Treasurer

GRAY MEDIA GROUP, INC.

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Executive Vice President and Chief Financial Officer

RAYCOM SPORTS NETWORK, INC.

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Treasurer

TUPELO HONEY RAYCOM, LLC

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Treasurer

DYNAMIC CAPTIONING LLC, as Guarantor

	By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Treasurer

Gray Television, Inc.

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Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ Nicholas Grocholski
Name: Nicholas Grocholski
Title: Managing Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Nicholas Grocholski
Name: Nicholas Grocholski
Title: Managing Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender

By: /s/ Miles Nerren
Name: Miles Nerren
Title: Senior Vice President

Gray Television, Inc.

Third Restatement Agreement

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate jessica.lutrario@db.com 212-250-8235

By: /s/ Phillip Tancorra
Name: Phillip Tancorra
Title: Vice President phillip.tancorra@db.com 212-250-6576

Gray Television, Inc.

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Signature Page

REGIONS BANK, as a Lender

By: /s/ Stephanie Hemdon
Name: Stephanie Hemdon
Title: Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

TRUIST BANK, as a Lender

By:	/s/ Brian Lewis
Name:	Brian Lewis
Title:	Managing Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Bassett
Name:	Jonathan Bassett
Title:	Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Carlos Cruz
Name:	Carlos Cruz
Title:	Executive Director

Gray Television, Inc.

Third Restatement Agreement

Signature Page

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Joseph Siri
Name:	Joseph Siri
Title:	Vice President

Gray Television, Inc.

Third Restatement Agreement

Signature Page

ANNEX A

Restated Credit Agreement

(See Exhibit 10.2 Fifth Amended and Restated Credit Agreement)